Exhibit 10.7

[Graphic Omitted]

LEASE AGREEMENT

This Agreement of Lease is executed at Hyderabad an this the 5th Day of February 2000.

BETWEEN

Sri S.K. Jayachandra S/o S.K. Sastry Aged about 47 years, R/o IJ-7, Erramanzil Colony, Hyderabad—500 082, hereinafter called “LESSOR” (which expression shall unless it be repugnant to the context or meaning thereof mean and include his heirs, executors, administrators and assigns) of the ONE PART

AND

PORTALPLAYER PRIVATE LIMITED, a Company duly registered under the Companies Act, 1956 and having its Registered Office at Plot No. 249, Prashasan Nagar, Jubilee Hills, Hyderabad represented by its Managing Director Sri. J.A. Chowdary, hereinafter called “LESSEE” (Which expression shall unless it be repugnant to the context or meaning thereof mean and include its successors, assigns, etc.,) of the OTHER PART:

LESSOR	LESSEE
[Signature Illegible]	[Signature Illegible]

Cont…2

Whereas the Lessor is the sole and absolute owner of an independent residential building Plot No. 242A, Road # 72, Prashasan Nagar Co-Operative Housing Society, Jubilee Hills, Hyderabad, (hereinafter referred to as “the Premises”), and has agreed to grant lease of the Premises to the Lessee for use and occupation of the same for a period of 11 months commencing from the date of handing over possession of the building.

NOW THIS AGREEMENT WITNESSETH and the Parties hereto agree as follows:

1.	The lessor confirms having granted to the Lessee the right to occupy and use the Premises and the fixtures and fitting as listed is the Schedule hereto for the term of 11 months commencing from the date of handing over of the premises. The date of handing over possession of the building will be the date on which both the parties sign the document of handing over & taking over of the building.

Duration of Lease

2.	The duration of the Lease hereby granted shall be 11 months as aforesaid, and may be extended for further period of 11 months and similarly further extended upto a maximum term of 5 years from the date commencement of lease.

Payments

3.	The Lessee shall, during the period of occupation and use of the Premises pay to the Lessor monthly rent of Rs. 15,000 (Rupees fifteen thousand only) only for the first year. The rent will be enhanced by 7.33% on the rent existing at the end of each 11 calendar months of occupancy. The monthly rent shall be paid regularly on or before the 10th day of each month for that month, in advance after deducting the appropriate income tax at source, by an account payee cheque drawn in favour of the lessor.

4.	The lessor has desired that Lessee should pay at the time of taking over possession of the house, a sum of Rs. 1,00,000 (Rupees on lakh only) as an interest free advance refundable on the expiry of the lease period or on the termination of the lease.

Duties and Obligations of Lessor and Lessee:

5.	It is agreed between the Parties hereto that:

a)	Lessee shall use the Premises only for purpose of his business.

b)	the Lessee shall occupy and use the Premises without causing any nuisance or annoyance to other residents in the locality.

LESSOR	LESSEE
[Signature Illegible]	[Signature Illegible]

Cont...3

c)	The Lessee shall use the Premises prudently and without causing any damage to the Premises or any part thereof if notwithstanding the above, any damage is caused to the Premises or to any part thereof, the Lessee shall at own costs and expenses repair and restore the same to its original condition as nearly as possible.

The Lessee shall return the Premises and the Schedule Property to the Lessor on the lease hereby granted coming to an end howsoever and whensoever in as nearly a good condition as possible subject to usual wear and tear.

d)	The Lessee shall carry out all necessary tenantable repairs to the Premises at own costs with prior consent of Lessor. The Lessee is responsible for insuring the Premises and Schedule Property against fire, riots and civil disturbances, and acts of god and nature.

e)	The Lessee may fix or install additional fixtures and fitting in the Premises including air-conditioners, shelves racks, additional water taps, gas connection, electric fittings, telephones, sanitary and other installations, etc. as may be thought necessary without damaging the Premises on the lease hereby granted coming to an howsoever and whensoever, the Lessee shall be entitled to remove such fixtures and fittings without causing any damage to the Premises, or if any damage is caused after restoring the same to its original condition as nearly as possible at their cost.

f)	The Lessee shall not carry out any permanent or structural alternations or additions to the Premises.

g)	The Lessor shall not be liable for any theft, loss damage or destruction of any assets or properties of the Lessee kept in the Premises, and the Lessee themselves shall take all reasonable care of the same.

h)	The Lessee shall upon receiving prior intimations permit the Lessor or his duly authorised agent to enter the Premises to ascertain its conditions as well as the observance of the terms and conditions herein, at a mutually convenient time.

i)	Property taxes and Municipal taxes of the premises shall be payable by the Lessor and Lessee agrees to pay as and when due electricity, water and telephone charges for the services utilised by Lessee.

LESSOR	LESSEE
[Signature Illegible]	[Signature Illegible]

Cont...4

6.	It is further expressly agreed between the parties hereto that:

a)	The Lessor has agreed to grant Lease to the Lessee relying on the reputation of the Lessee and on the clear assurance given by the Lessee that they will not claim tenancy or any other similar rights to or in the Premises. Accordingly the lease hereby granted is personal and not transferable: the Lessee shall not purport to transfer to assign the benefit of this Lease to any other person on any basis whatsoever. However, the Lessee may exercise the option of sub-leasing part of the premises with the mutual written consent of the Lessor.

b)	The Lessor has granted the present Lease to the Lessee strictly on a temporary basis. In the event that the Lessee fails to pay the monthly rent as agreed upon regularly and in time or does not set right any violation of other terms and conditions herein notified in writing within two months, the Lessor shall be entitled to terminate this Agreement by giving ninety days notice to the Lessee.

Termination of lease

7.	The Lessee or Lessor may at any time even before expire of the agreed term of 11 months terminate the agreement / arrangement therein by giving to the other party three calendar months written notice of its intention to terminate the arrangement / agreement herein and thereupon the arrangement/agreement herein shall come to an end on expiry of such three months and the Parties shall not object to the same. The notice shall be sent by registered post acknowledgment due.

8.	Lessee agreed and understood that in the event of refusal on the party of Lessee to vacate and hand over vacant possession of the premises to the Lessor on expiry of the lease hereby granted, the Lessor shall be entitled to adopt proceedings to recover possession of the premises from the Lessee, in such event, all costs charges and expenses to be incurred by the Lessor to recover possession of the premises shall be borne and paid by the Lessee exclusively.

Stamp Duty and Registration

9.	All stamp duty and registration charges, if any, payable on these deeds shall be borne and paid by the Lessee alone. This Deed is executed in duplicate, the original being retained by the Lessor and the duplicate by the Lessee.

LESSOR	LESSEE
[Signature Illegible]	[Signature Illegible]

Cont...5

IN WITNESS WHEREOF the Parties hereto have signed and delivered these deeds at Hyderabad the day and year first hereinabove written.

WITNESSES

1) [Signature Illegible]	LESSOR [Signature Illegible]

2) [Signature Illegible]	LESSEE [Signature Illegible]

[Graphic Omitted]

LEASE AGREEMENT

This Agreement of Lease is executed at Hyderabad on this the 6th August, 2000.

BETWEEN

Sri R.C. Samal S/o R.G. Samal Aged about 56 years, R/o 38, AWHO Colony Sector ‘A’, Goutam Nagar, Gunrock Enclave, Army Officers Quarters, Secunderabad, hereinafter called “LESSOR” (which expression shall unless it be repugnant to the context or meaning thereof mean and include his heirs, executors, administrators and assigns) of the ONE PART

AND

PORTALPLAYER PRIVATE LIMITED, a Company duly registered under the Companies Act, 1956 and having its Registered Office at Plot No. 249, Prashasan Nagar, Jubilee Hills, Hyderabad represented by its Managing Director Sri. J.A. Chowdary, hereinafter called “LESSEE” (Which expression shall unless it be repugnant to the context or meaning thereof mean and include its successors, assigns, etc.,) of the OTHER PART:

LESSOR	LESSEE
[Signature Illegible]	[Signature Illegible]
Cont…2

Whereas the Lessor is the sole and absolute owner of an independent residential building in Plot No. 243, Road # 72, Prashasan Nagar, Jubilee Hills, Hyderabad, (hereinafter referred to as “the Premises”), and has agreed to grant lease of the Ground and First Floor ( cellar floor excluded) Premises to the Lessee for use and occupation of the same for a period of 11 months commencing from 6th August, 2000.

NOW THIS AGREEMENT OF LEASE WITNESSETH and the Parties hereto agree as follows:

1.	The lessor confirms having granted to the Lessee the right to occupy ground and 1st floor and use them and the fixtures and fittings as listed and signed by both parties at the time of handing & taking over of the said premises. The date of handing over possession of the premises is 6th August, 2000.

Duration of Lease

2.	The duration of the Lease hereby granted shall be 11 months unless otherwise renewed for further period by mutual consent and may be extended for further period of 11 months at a time and similarly further extended upto a maximum term of 5 years from the date of commencement of lease.

Payments

3.	The Lessee shall, during the period of occupation and use of the Premises so mentioned above and pay to the Lessor monthly rent of Rs. 15,000 (Rupees fifteen thousand only) only for the first 11 months. The rent will be enhanced by 7.33% on the rent existing at the end of each 11 months of occupancy. The monthly rent shall be paid regularly on or before the 10th day of each month for that month, in advance, after deducting the appropriate income tax at source, by an account payee cheque drawn in favour of the lessor.

4.	The lessor has desired that Lessee should pay at the time of taking over possession of the premises, a sum of Rs. 1,00,000 (Rupees on lakh only) as an interest free advance refundable on the expiry of the lease period or on the termination of the lease. The lessor will have right to deduct any amount due to him out of this advance when the premises is vacated by lessee.

Duties and Obligations of Lessor and Lessee:

5.	It is agreed between the Parties hereto that:

a)	Lessee shall use the Premises only for residential purpose as Guest House. However, with prior consent of the lessor, the premises may be used for the purpose of business. The consent will be in writing.

b)	The Lessee shall occupy and use the Premises without causing any nuisance or annoyance to other residents in the locality.

LESSOR	LESSEE
[Signature Illegible]	[Signature Illegible]
Cont…3

Cont…3

c)	The Lessee shall use the Premises prudently and without causing any damage to the Premises or any part thereof. If, notwithstanding the above, any damage is caused to the Premises or to any part thereof, the Lessee shall at own costs and expenses, repair and restore the same to its original condition to the satisfaction of the lessor, subject to normal wear and tear.

The Lessee shall return the Premises and the Schedule Property to the Lessor on the lease hereby granted coming to an end in good condition, subject to usual wear and tear, to the satisfaction of the lessor.

d)	The Lessee shall carry out all necessary tenantable repairs to the Premises at his own costs with prior consent of Lessor. The Lessee is responsible for insuring the Premises and Schedule Property against fire, riots and civil disturbances, and acts of god and nature.

e)	The Lessee may fix or install additional fixtures and fitting in the Premises including air-conditioners, shelves, racks, additional water taps, gas connection, electrical fittings, telephones, sanitary and other installations, etc., as may be thought necessary without damaging the Premises on the lease hereby granted. The Lessee shall be entitled to remove such fixtures and fittings without causing any damage to the Premises, or if any damage is caused, after restoring the same to its original condition as nearly as possible at their cost to the satisfaction of lessor.

f)	The Lessee shall not carry out any permanent or structural alternations or additions to the Premises. If any temporary additions are to be made prior approval of the lessor shall be obtained in writing

g)	The Lessor shall not be liable for any theft, loss, damage or destruction of any assets done to properties of the Lessee kept in the Premises, and the Lessee themselves shall take all reasonable care of the same.

h)	The owner/Lessor or his authorised representative may enter the Premises to ascertain its conditions as well as the observance of the terms and conditions herein, at mutually convenient day time.

i)	Property taxes and Municipal taxes of the premises shall be payable by the Lessor and Lessee shall pay as and when due, electricity and water and telephone charges, for the services utilised by Lessee.

LESSOR	LESSEE
[Signature Illegible]	[Signature Illegible]
Cont…4

6. It is further expressly agreed between the parties hereto that:

a)	The Lessor has agreed to grant Lease to the Lessee relying on the reputation of the Lessee and on the clear assurance given by the Lessee that they will not claim tenancy or any other similar rights to or in the Premises. Accordingly, the lease hereby granted is personal and not transferable. The Lessee shall not purport to transfer, to assign the benefit of this Lease to any other person on any basis whatsoever.

b)	The Lessor has granted the present Lease to the Lessee strictly on a temporary basis. In the event that the Lessee fails to pay the monthly rent as agreed upon regularly and in time or does not set right any violation of other terms and conditions herein notified in writing within two months, the Lessor shall be entitled to terminate this Agreement by giving thirty days notice to the Lessee.

Termination of lease

7.	The Lessee or Lessor may at any time even before expiry of the agreed term of 11 months, terminate the agreement / arrangement herein by giving to the other party Ninety days written notice of its intention to terminate the agreement / arrangement herein and thereupon the agreement / arrangement herein shall come to an end on expiry of such Ninety days period. The notice shall be sent by registered post acknowledgment due or by courier service or by special messenger.

8.	Lessee agreed and understood that in the event of refusal on the part of Lessee to vacate and hand over vacant possession of the premises to the Lessor on expiry of the lease hereby granted, the Lessor shall be entitled to adopt proceedings to recover possession of the premises from the Lessee. In such event, all costs damages charges and expenses to be incurred by the Lessor to recover possession of the premises shall be borne and paid by the Lessee exclusively.

Stamp Duty and Registration

9.	All stamp duty and registration charges, payable on these deeds shall be borne and paid by the Lessee alone. This Deed is executed in duplicate, the original being retained by the Lessor and the duplicate by the Lessee.

LESSOR	LESSEE
[Signature Illegible]	[Signature Illegible]
Cont…5

IN WITNESS WHEREOF THE parties hereto have signed and delivered these deeds at Hyderabad the day and year first hereinabove written.

WITNESSESS

1) [Signature Illegible]	LESSOR [Signature Illegible]

2) [Signature Illegible]	LESSEE For PORTALPLAYER PRIVATE LIMITED

[Signature Illegible]

MANAGING DIRECTOR

[GRAPHIC OMITTED]

LEASE AGREEMENT

This Agreement of Lease is executed at Hyderabad on this the 27th Day of August, 1999.

BETWEEN

Sri N.Sambasiva Rao, S/o N.Rama Kotaiah, Aged about 42 years, r/o 603, MLA Apartments, Punjagutta, Hyderabad, hereinafter called “LESSOR” (which expression shall unless it be repugnant to the context or meaning thereof mean and include his heirs, executors, administrators and assigns) of the ONE PART

AND

PORTALPLAYER PRIVATE LIMITED, a Company duly registered under the Companies Act, 1956 and having its Registered Office at Plot No.249, Prashasan Nagar, Jubilee Hills, Hyderabad represented by its Director, Sri Venkatapathi Rayapati, hereinafter called “LESSEE” (which expression shall unless it be repungnant to the context or meaning thereof mean and include its successors, assigns, etc.,) of the OTHER PART:

LESSOR	/s/ [signature illegible]	LESSEE	/s/ V.N. Rayapati

Contd...2

Whereas the Lessor is the sole and absolute owner of an independent residential building Plot No.249, Uma Nivas, Prashasan Nagar Co-Operative Housing Society, Jubilee Hills, Hyderabad, (hereinafter referred to as “the Premises”), and has agreed to grant lease of the Premises to the Lessee for use and occupation of the same for a period of 5 years commencing from the 15-8-1999.

NOW THIS AGREEMENT WITNESSETH and the Parties hereto agree as follows:

1.	The lessor confirms having granted to the Lessee the right to occupy and use the Premises and the fixtures and fitting as listed in the Schedule hereto for the term of 5 years commencing from 15-8-99 and ending on 14-8-2004 on terms and conditions set forth herein

Duration of Lease

2.	The duration of the Lease hereby granted shall be 5 years as aforesaid, and may be extended for further period of 5 years on the same terms and conditions.

Payments

3.	The Lessee shall, during the period of occupation and use of the Premises pay to the Lessor monthly rent of Rs.15,000 (Rupees fifteen thousands) only for the first year. The rent will be enhanced by 8% on the rent existing at the end of each 12 calendar months of occupancy. The monthly rent shall be paid regularly on or before the 10th day of each month for that month, in advance after deducting the appropriate income-tax at source, by an account payee cheque drawn in favour of the lessor.

4.	The lessor has desired that Lessee should pay at the time of taking over possession of the house, a sum of Rs.1,00,000 (Rupees one lakh) as an interest free advance refundable on the expiry of the lease period or on the termination of the lease.

Duties and Obligations of Lessor and Lessee:

5.	It is agreed between the Parties hereto that :

(a)	Lessee shall use the Premises only for purpose of his business.

(b)	The Lessee shall occupy and use the Premises without causing any nuisance or annoyance to the other residents in the locality.

Contd..3

Lessor	/s/ [signature illegible]	Lessee	/s/ V.N. Rayapati

(c)	The Lessee shall use the Premises prudently and without causing any damage to the Premises or any part thereof if notwithstanding the above, any damage is caused to the Premises or to any part thereof, the Lessee shall at own costs and expenses repair and restore the same to its original condition as nearly as possible.

The Lessee shall return the Premises and the Schedule Property to the Lessor on the lease hereby granted coming to an end howsoever and whensoever in as nearly a good condition as possible subject to usual wear and tear.

(d)	The Lessee shall carry out all necessary tenantable repairs to the Premises at own costs with prior consent of Lessor. The Lessee is responsible for insuring the Premises and Schedule Property against fire, riots and civil disturbances, and acts of god and nature.

(e)	The Lessee may fix or install additional fixtures and fitting in the Premises including air-conditioners, shelves racks, additional water taps, gas connection, electric fittings, telephones, sanitary and other installations, etc. as may be thought necessary, without damaging the Premises on the lease hereby granted coming to an end howsoever and whensoever, the Lessee shall be entitled to remove such fixtures and fittings without causing any damage to the Premises, or if any damage is caused after restoring the same to its original condition as nearly as possible at their cost.

(f)	The Lessee shall not carry out any permanent or structural alternations or additions to the Premises.

(g)	The Lessor shall not be liable for any theft, loss, damage or destruction of any assets or properties of the Lessee kept in the Premises, and the Lessee themselves shall take all reasonable care of the same.

(h)	The Lessee shall upon receiving prior intimations permit the Lessor or his duly authorized agent to enter the Premises to ascertain its condition as well as the observance of the terms and conditions herein, at a mutually convenient time.

(i)	Property taxes and Municipal taxes of the premises shall be payable by the Lessor and Lessee agrees to pay as and when due electricity, water and telephone charges for the services utilised by Lessee.

Contd…4

Lessor	/s/ [signature illegible]	Lessee	/s/ V.N. Rayapati

6.	It is further expressly agreed between the parties hereto that :

(a)	The Lessor has agreed to grant Lease to the Lessee relying on the reputation of the Lessee and on the clear assurance given by the Lessee that they will not claim tenancy or any other similar rights to or in the Premises. Accordingly the lease hereby granted is personal and not transferable; the Lessee shall not purport to transfer to assign the benefit of this Lease to any other person on any basis whatsoever. However, the Lessee may exercise the option of sub-leasing part of the premises with the mutual written consent of the Lessor.

(b)	The Lessor has granted the present Lease to the Lessee strictly on a temporary basis. In the event that the Lessee fails to pay the monthly rent as agreed upon regularly and in time or does not set right any violation of other terms and conditions herein notified in writing within two months, the Lessor shall be entitled to terminate this Agreement by giving ninety days notice to the Lessee.

Termination of lease

7.	The Lessee or Lessor may at any time even before expire of the agreed term of 5 years terminate the agreement/arrangement therein by giving to the other Party twelve calendar months written notice of its intention to terminate the arrangement/agreement herein and thereupon the arrangement/agreement herein shall come to an end on expire of such twelve months and the Parties shall not object to the same. The notice shall be sent by registered post acknowledgment due.

8.	Lessee agreed and understood that in the event of refusal on the party of the Lessee to vacate and hand over vacant possession of the premises to the Lessor on expiry of the lease hereby granted, the Lessor shall be entitled to adopt proceedings to recover possession of the premises from the Lessee, in such event, all costs charges and expenses to be incurred by the Lessor to recover possession of the premises shall be borne and paid by the Lessee exclusively.

Stamp Duty and Registration

9.	All stamp duty and registration charges, if any, payable on these deeds shall be borne and paid by the Lessee alone. This Deed is executed in duplicate, the original being retained by the Lessor and the duplicate by the Lessee.

Lessor	/s/ [signature illegible]	Lessee	/s/ V.N. Rayapati

IN WITNESS WHEREOF the Parties hereto have signed and delivered these deeds are Hyderabad the day and year first hereinabove written.

WITNESSES

1)	/s/ [signature illegible]	LESSOR	/s/ [signature illegible]

2)	/s/ [signature illegible]	LESSEE	/s/ V.N. Rayapati

Lessor		Lessee

[Graphic Omitted]

LEASE AGREEMENT

This Agreement of Lease is executed at Hyderabad on this the 1st May, 2001.

BETWEEN

Sri R.C. Samal S/o R.G. Samal Aged about 56 years, R/o 38, AWHO Colony Sector ‘A’, Goutam Nagar, Gunrock Enclave, Army Officer’s Quarters, Secunderabad, hereinafter called “LESSOR” (which expression shall unless it be repugnant to the context or meaning thereof mean and include his heirs, executors, administrators and assigns) of the ONE PART

AND

PORTALPLAYER PRIVATE LIMITED, a Company duly registered under the Companies Act, 1956 and having its Registered Office at Plot No. 249, Prashasan Nagar, Jubilee Hills, Hyderabad represented by its Managing Director Sri. J.A. Chowdary, hereinafter called “LESSEE” (Which expression shall unless it be repugnant to the context or meaning thereof mean and include its successors, assigns, etc.,) of the OTHER PART:

LESSOR [Signature Illegible]	LESSEE [Signature Illegible]

Cont…2

Whereas the Lessor is the sole and absolute owner of an independent residential building in Plot No. 243, Road # 72, Prashasan Nagar, Jubilee Hills, Hyderabad, (hereinafter referred to as “the Premises”), and has agreed to grant lease of the Cellar Premises (drawing enclosed) to the Lessee for use and occupation of the same for a period of 11 months commencing from 1st May, 2001.

NOW THIS AGREEMENT WITNESSETH and the Parties hereto agree as follows:

1.	The lessor confirms having granted to the Lessee the right to occupy Cellar and use the fixtures and fittings to be listed and signed by both parties at the time of handing & taking over of the said premises.

Duration of Lease

2.	The duration of the Lease hereby granted shall be 11 months unless otherwise renewed for further period by mutual consent and may be extended for further period of 11 months and at a time and similarly further extended upto a maximum term of 5 years from the date of handing over of the Cellar premises.

Payments

3.	The Lessee shall, during the period of occupation and use of the Cellar Premises so mentioned above pay to the Lessor monthly rent of Rs. 15,000 (Rupees fifteen thousand only) only for the first 11 months. The rent will be enhanced by 7.33% on the rent existing at the end of each 11 calendar months of occupancy. The monthly rent shall be paid regularly on or before the 10th day of each month for that month, in advance after deducting the appropriate income tax at source, by an account payee cheque drawn in favour of the lessor.

4.	The lessor has desired that Lessee should pay at the time of taking over possession of Cellar Premises, a sum of Rs.1,00,000 (Rupees on lakh only) as an interest free advance refundable on the expiry of the lease period or on the termination of the lease. The lessor will have right to deduct any amount due to him out of his advance when the premises is vacated by lessee.

Duties and Obligations of Lessor and Lessee:

5.	It is agreed between the Parties hereto that:

a)	Lessee shall use the Cellar Premises only for business purpose.

b)	the Lessee shall occupy and use the Cellar Premises without causing any nuisance or annoyance to other residents in the locality.

LESSOR [Signature Illegible]	LESSEE [Signature Illegible]

Cont...3

c)	The Lessee shall use the Cellar Premises prudently and without causing any damage to the Premises or any part thereof. If notwithstanding the above, any damage is caused to the Premises or to any part thereof, the Lessee shall at own costs and expenses repair and restore the same to its original condition to the satisfaction of the lessor, subject to normal wear and tear.

The Lessee shall return the Premises and the Schedule Property to the Lessor on the lease hereby granted coming to an end in good condition, subject to usual wear and tear, to the satisfaction of the lessor.

d)	The Lessee shall carry out all necessary tenantable repairs to the Premises at own costs with prior consent of Lessor. The Lessee is responsible for insuring the Premises and Schedule Property for a sum of Rs. 40 lakhs against fire, riots and civil disturbances, and acts of god and nature.

e)	The Lessee may fix or install additional fixtures and fitting in the Cellar Premises including air-conditioners, shelves racks, additional water taps, gas connection, electric fittings, telephones, sanitary and other installations, etc., as may be thought necessary without damaging the Premises on the lease hereby granted. The lessee shall be entitled to remove such fixtures and fittings without causing any damage to the Premises, or if any damage is caused after restoring the same to its original condition as nearly as possible at their cost to the satisfaction of lessor.

f)	The Lessee shall not carry out any permanent or structural alternations or additions to the Premises. If any temporary additions are to be made prior approval of the lessor shall be obtained in writing.

g)	The Lessor shall not be liable for any theft, loss damage or destruction of any assets or the properties of the Lessee kept in the Cellar Premises, and the Lessee themselves shall take all reasonable care of the same.

h)	The Owner/Lessor or his authorised representative may enter the Premises at mutually convenient day time to ascertain its conditions as well as the observance of the terms and conditions herein.

i)	Property taxes and Municipal taxes of the premises shall be payable by the Lessor and Lessee agrees to pay as and when due, Electricity and water charges, for the services utilised by Lessee.

LESSOR [Signature Illegible]	LESSEE [Signature Illegible]

Cont...4

6.	It is further expressly agreed between the parties hereto that:

a)	The Lessor has agreed to grant Lease to the Lessee relying on the reputation of the Lessee and on the clear assurance given by the Lessee that they will not claim tenancy or any other similar rights to or in the Premises. Accordingly the lease hereby granted is personal and not transferable. The Lessee shall not purport to transfer to assign the benefit of this Lease to any other person on any basis whatsoever.

b)	The Lessor has granted the present Lease to the Lessee strictly on a temporary basis. In the event that the Lessee fails to pay the monthly rent as agreed upon regularly and in time or does not set right any violation of other terms and conditions herein notified in writing within two months, the Lessor shall be entitled to terminate this Agreement by giving ninety days notice to the Lessee.

Termination of lease

7.	The Lessee or Lessor may at any time even before expire of the agreed term of 11 months terminate the agreement / arrangement herein by giving to the other party Ninety days written notice of its intention to terminate the arrangement / agreement herein and thereupon the arrangement / agreement herein shall come to an end on expiry of such Ninety days period. The notice shall be sent by registered post acknowledgment due or by courier service or by special messenger.

8.	Lessee agreed and understood that in the event of refusal on the part of Lessee to vacate and hand over vacant possession of the premises to the Lessor on expiry of the lease hereby granted, the Lesser shall be entitled to adopt proceedings to recover possession of the premises from the Lessee. In such event, all costs damages charges and expenses to be incurred by the Lessor to recover possession of the premises shall be borne and paid by the Lessee exclusively.

Stamp Duty and Registration

9.	All stamp duty and registration charges, payable on these deeds shall be borne and paid by the Lessee alone. This Deed is executed in duplicate, the original being retained by the Lessor and the duplicate by the Lessee.

LESSOR [Signature Illegible]	LESSEE [Signature Illegible]

Cont...5

IN WITNESS WHEREOF the Parties hereto have signed and delivered these deeds at Hyderabad the day and year first hereinabove written.

WITNESSESS

1) [Signature Illegible]	LESSOR [Signature Illegible]

2) [Signature Illegible]	LESSEE [Signature Illegible]

[Graphic Omitted]

CELLAR FLOOR WITH SITE PLAN

LESSOR [Signature Illegible]	LESSEE [Signature Illegible]